AQR FUNDS

Supplement dated September 22, 2010 (“Supplement”)

To the Class L Prospectus, dated April 28, 2010 (“Prospectus”)

of the AQR Momentum Fund, the AQR Small Cap Momentum Fund and

the AQR International Momentum Fund (the “Funds”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Effective October 31, 2010:

The paragraph under the section entitled “Purchase and Sale of Fund Shares” on page 13 of the Prospectus is hereby deleted in its entirety and replaced with the following:

You may purchase or redeem Class L shares of each Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-866-290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at www.aqrfunds.com. Each Fund’s initial and subsequent investment minimums for Class L Shares generally are as follows.

Class L Shares
Minimum Initial Investment	$5,000,000
Minimum Subsequent Investment	None

The paragraph under the section entitled “Eligibility to Buy Class L Shares” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Each Fund’s Class L Shares are offered exclusively to the following groups of investors:

1.	Institutional investors such as qualified retirement plans;

2.	Fee-based accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families;

4.	Investors that owned Class L Shares of the Fund prior to August 11, 2010; and

5.	Any other investors that meet the $5,000,000 investment minimum requirements described below under “Investment Minimums—Class L Shares”.

Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications; some non-U.S. persons may not be permitted to invest in a Fund, depending on applicable laws and regulations.

Some financial intermediaries may impose different or additional eligibility requirements. The Funds have the discretion to further modify the above eligibility requirements.

The Funds reserve the right to refuse any request to purchase shares.

The paragraph under the section entitled “Investment Minimums—Class L Shares” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The minimum initial account size is $5,000,000. This minimum investment requirement may be modified or reduced as follows:

•	There will be no minimum investment for eligibility groups 1, 2, 3, and 4 described above under “Eligibility to Buy Class L Shares.”

•	Investors may aggregate accounts for purposes of determining whether the minimum has been met.

•	Investors may enter into a letter of intent indicating that they intend to meet the minimum investment requirements within an 18-month period.

There is no minimum subsequent investment amount.

Some financial intermediaries may impose different or additional minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE